Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Barclays plc (CUSIP 06738EAN5)


Date Purchased:			03/17/16


Price Per Share:		99.512 USD


Shares Purchased
by the Portfolio *:		3,113,000


Total Principal Purchased
by the Portfolio *:		3,097,809 USD


Commission or Spread:		0.450%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			American International Group, Inc. (CUSIP 026874DH7)


Date Purchased:			03/17/16


Price Per Share:		99.950 USD


Shares Purchased
by the Portfolio *:		12,711,000


Total Principal Purchased
by the Portfolio *:		12,704,645 USD


Commission or Spread:		0.450%


Broker:				U.S. Bancorp Investment, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Barclays plc (CUSIP 06738EAL9)


Date Purchased:			01/05/16


Price Per Share:		99.945 USD


Shares Purchased
by the Portfolio *:		2,635,000


Total Principal Purchased
by the Portfolio *:		2,633,551 USD


Commission or Spread:		0.325%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Comcast Corp. (CUSIP 20030NBR1)


Date Purchased:			02/16/16


Price Per Share:		99.847 USD


Shares Purchased
by the Portfolio *:		6,788,000


Total Principal Purchased
by the Portfolio *:		6,777,614 USD


Commission or Spread:		0.350%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 06/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Comcast Corp. (CUSIP 20030NBS9)


Date Purchased:			03/22/16


Price Per Share:		102.861 USD


Shares Purchased
by the Portfolio *:		8,540,000


Total Principal Purchased
by the Portfolio *:		8,811,978 USD


Commission or Spread:		0.450%


Broker:				Wells Fargo Advisors


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Newell Rubbermaid, Inc. (CUSIP 651229AW6)


Date Purchased:			03/18/16


Price Per Share:		99.798 USD


Shares Purchased
by the Portfolio *:		1,751,000


Total Principal Purchased
by the Portfolio *:		1,747,463 USD


Commission or Spread:		0.650%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Stryker Corp. (CUSIP 863667AN1)


Date Purchased:			03/03/16


Price Per Share:		99.348 USD


Shares Purchased
by the Portfolio *:		1,175,000


Total Principal Purchased
by the Portfolio *:		1,167,339 USD


Commission or Spread:		0.650%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Stryker Corp. (CUSIP 863667AJ0)


Date Purchased:			03/03/16


Price Per Share:		99.894 USD


Shares Purchased
by the Portfolio *:		1,016,000


Total Principal Purchased
by the Portfolio *:		1,004,763 USD


Commission or Spread:		0.875%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Sysco Corp. (CUSIP 871829BD8)


Date Purchased:			03/22/16


Price Per Share:		99.657 USD


Shares Purchased
by the Portfolio *:		676,000


Total Principal Purchased
by the Portfolio *:		673,681 USD


Commission or Spread:		1.750%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Total System Services, Inc. (CUSIP 891906AC3)


Date Purchased:			03/14/16


Price Per Share:		99.730 USD


Shares Purchased
by the Portfolio *:		3,469,000


Total Principal Purchased
by the Portfolio *:		3,459,634 USD


Commission or Spread:		0.650%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38141GVT8)


Date Purchased:			04/20/16


Price Per Share:		99.722 USD


Shares Purchased
by the Portfolio *:		950,000


Total Principal Purchased
by the Portfolio *:		947,359 USD


Commission or Spread:		0.250%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38141GVU5)


Date Purchased:			04/20/16


Price Per Share:		99.935 USD


Shares Purchased
by the Portfolio *:		2,055,000


Total Principal Purchased
by the Portfolio *:		2,053,664 USD


Commission or Spread:		0.350%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Crown Castle International Corp. (CUSIP 22822VAA9)


Date Purchased:			04/26/16


Price Per Share:		102.637 USD


Shares Purchased
by the Portfolio *:		668,000


Total Principal Purchased
by the Portfolio *:		691,167 USD


Commission or Spread:		0.600%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Crown Castle International Corp. (CUSIP 22822VAC5)


Date Purchased:			04/26/16


Price Per Share:		99.695 USD


Shares Purchased
by the Portfolio *:		513,000


Total Principal Purchased
by the Portfolio *:		511,435 USD


Commission or Spread:		0.650%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Lam Research Corp. (CUSIP 512807AR9)


Date Purchased:			05/23/16


Price Per Share:		99.916 USD


Shares Purchased
by the Portfolio *:		1,643,000


Total Principal Purchased
by the Portfolio *:		1,641,620 USD


Commission or Spread:		0.600%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Lam Research Corp. (CUSIP 512807AP3)


Date Purchased:			05/23/16


Price Per Share:		99.744 USD


Shares Purchased
by the Portfolio *:		2,399,000


Total Principal Purchased
by the Portfolio *:		2,392,859 USD


Commission or Spread:		0.600%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Norfolk Southern Corp. (CUSIP 655844BS6)


Date Purchased:			05/31/16


Price Per Share:		99.662 USD


Shares Purchased
by the Portfolio *:		4,406,000


Total Principal Purchased
by the Portfolio *:		4,391,108 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			JPMorgan Chase & Co. (CUSIP 46625HRS1)


Date Purchased:			05/31/16


Price Per Share:		99.957 USD


Shares Purchased
by the Portfolio *:		4,172,000


Total Principal Purchased
by the Portfolio *:		4,170,206 USD


Commission or Spread:		0.450%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Aetna, Inc. (CUSIP 00817YAU2)


Date Purchased:			06/02/16


Price Per Share:		99.990 USD


Shares Purchased
by the Portfolio *:		3,807,000


Total Principal Purchased
by the Portfolio *:		3,806,619 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 01/01/16 through 06/30/16


Portfolio:			BlackRock Bond Income Portfolio


Security:			Aetna, Inc. (CUSIP 00817YAW8)


Date Purchased:			06/02/16


Price Per Share:		99.626 USD


Shares Purchased
by the Portfolio *:		4,303,000


Total Principal Purchased
by the Portfolio *:		4,286,907 USD


Commission or Spread:		0.650%


Broker:				UBS Securities LLC


Member:				PNC Capital Markets LLC